                                 Tellurian, Inc.
                              15 Industrial Avenue
                          Upper Saddle River, NJ 07458


Voyager Graphics                                                October 28, 1996
#2 Tze Chiang 3rd Road
Chungli Industrial Park
Chungli, Taoyuan, Taiwan
Republic of China

Att: Dr. K. Yang, President

Gentlemen:

                  Pursuant to Section 2.5 of the Technology Transfer Agreement dated January 1, 1996 between Voyager Graphics Inc. and Tellurian, Inc., Tellurian is entitled to receive a project fee of $1,500,000 pursuant to a payment schedule as provided therein. As you are aware, Tellurian has entered into separate agreements to pay $500,000 to Voyager Simulation Company, Ltd. and $150,000 to TTY Graphics Inc. This letter shall serve to confirm our agreement for you to make payments on our behalf directly to Voyager Simulation Company Ltd. and TTY Graphics Inc. up to the maximum amounts stated above so that the net project fee to be ultimately paid to Tellurian will be $850,000.

                                          Very truly yours,

                                          TELLURIAN INC.


                                          By /s/ Ronald J. Swallow
                                            ----------------------------
                                                 Ronald J. Swallow
                                                 Chief Executive Officer

Agreed to and Accepted:

VOYAGER GRAPHICS INC.


By /s/ Dr. K. Yang
  -------------------------
   Dr. K. Yang, President

                  By signing below, Voyager Simulation Company, Ltd. agrees to look solely to Voyager Graphics Inc. to make payment of the $500,000 required to be paid to it pursuant to Tellurian's agreement with Voyager Simulation Company, Ltd. dated November 14, 1994 and agrees to release Tellurian from any responsibility to make such payments.

AGREED TO AND ACCEPTED BY:

VOYAGER SIMULATION COMPANY, LTD.

By /s/ Yen Chen Lee
  -------------------------
   (Authorized Officer)

                  By signing below TTY Graphics, Inc. agrees to look solely to Voyager Graphics Inc. to make payment of the $150,000 required to be paid to it pursuant to Tellurian's agreement with TTY Graphics, Inc. dated May 26, 1995 as amended July 17, 1996, and agrees to release Tellurian from any responsibility to make such payments.

AGREED TO AND ACCEPTED BY:

TTY GRAPHICS, INC.

By /s/ Ching-Yuan Tung
-----------------------------
   Ching-Yuan Tung, President